[USAA(REGISTERED TRADEMARK) LOGO APPEARS HERE.]




                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------
                               USAA INCOME FUND
--------------------------------------------------------------------------------
                               JANUARY 31, 2001





TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                     1
      FAREWELL FROM MICKEY ROTH                                2
      MESSAGE FROM THE PRESIDENT                               3
      INVESTMENT REVIEW                                        4
      MESSAGE FROM THE MANAGER                                 5
      FINANCIAL INFORMATION
         Portfolio of Investments                              9
         Notes to Portfolio of Investments                    13
         Statement of Assets and Liabilities                  14
         Statement of Operations                              15
         Statements of Changes in Net Assets                  16
         Notes to Financial Statements                        17









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INCOME FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2001, USAA. ALL RIGHTS RESERVED.









         USAA FAMILY OF FUNDS SUMMARY


 FUND TYPE/NAME                       RISK
 ------------------------------------------------
              CAPITAL APPRECIATION
 ------------------------------------------------
 Aggressive Growth*              Very high
 Capital Growth                  Very high
 Emerging Markets                Very high
 First Start Growth              Moderate to high
 Gold                            Very high
 Growth                          Moderate to high
 Growth & Income                 Moderate
 International                   Moderate to high
 Science & Technology            Very high
 Small Cap Stock                 Very high
 World Growth                    Moderate to high
 ------------------------------------------------
                ASSET ALLOCATION
 ------------------------------------------------
 Balanced Strategy               Moderate
 Cornerstone Strategy            Moderate
 Growth and Tax Strategy         Moderate
 Growth Strategy                 Moderate to high
 Income Strategy                 Low to moderate
 ------------------------------------------------
                INCOME - TAXABLE
 ------------------------------------------------
 GNMA Trust                      Low to moderate
 High-Yield Opportunities        High
 Income                          Moderate
 Income Stock                    Moderate
 Intermediate-Term Bond          Low to moderate
 Short-Term Bond                 Low
 ------------------------------------------------
               INCOME - TAX EXEMPT
 ------------------------------------------------
 Long-Term                       Moderate
 Intermediate-Term               Low to moderate
 Short-Term                      Low
 State Bond/Income               Moderate
 ------------------------------------------------
                    INDEXES
 ------------------------------------------------
 Extended Market Index           High
 Global Titans Index             Moderate to high
 Nasdaq-100 Index                Very high
 S&P 500 Index                   Moderate
 ------------------------------------------------
                  MONEY MARKET
 ------------------------------------------------
 Money Market                    Low
 Tax Exempt Money Market         Low
 Treasury Money Market Trust     Low
 State Money Market              Low
 ------------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT OR INDEX FUNDS. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK) ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

* CLOSED TO NEW INVESTORS.









FAREWELL FROM MICKEY ROTH


[PHOTOGRAPH OF MICHAEL J.C. ROTH, CFA, APPEARS HERE.]


Dear Investor,

After almost 15 years as chief executive officer of USAA Investment Management Company, I have decided to retire. I have often noted that I've been very fortunate to work in a profession that I love in a job that fascinates me. Over the last decade and a half my colleagues and I, and you, have grown our company from a small mutual fund firm with an even smaller brokerage service into a nationally recognized investment company. By serving you, we have built a company whose future is more exciting than even the past few years have been. I am proud of the special bond we have with you, our member.

I am pleased to announce that Chris Claus will assume the leadership of IMCO. Chris joined USAA in 1994 and served most recently as senior vice president of Investment Sales and Service. In this position he oversaw both mutual funds and brokerage services. I am certain he will guide this company with great skill and energy.

It has been my pleasure and honor to serve you.

Sincerely,



Michael J.C. Roth, CFA





USAA BROKERAGE SERVICES IS A DISCOUNT BROKERAGE SERVICE OF USAA INVESTMENT MANAGEMENT COMPANY, A MEMBER OF THE NASD.










MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF  PRESIDENT  AND VICE CHAIRMAN OF THE BOARD, CHRISTOPHER W. CLAUS,
 APPEARS HERE.]

---------------------------------------
- Served USAA from 1994-2000
  as head of Investment Sales
  and Service

- Before joining USAA, was vice
  president of Equity Trading and
  Retirement Plans at Norwest
  Investment Services, Inc. (NISI)
  in Minneapolis, Minnesota

- Holds a master of business
  administration degree from the
  University of St. Thomas in
  St. Paul, Minnesota, and a
  bachelor of business
  administration degree from the
  University of Minnesota

- Holds NASD Series 7, 63, 24, 4,
  and 53 securities licenses

- Active member of the Mutual Fund
  Education Alliance and the
  Securities Industry Association

- Married with three children
---------------------------------------


Dear Investor,

I am honored to succeed Mickey Roth as president and chief executive officer of USAA Investment Management Company and welcome the challenge of leading this company to even higher levels of performance and service to you. With the help of IMCO's strong and dedicated management team, we plan to build on the solid foundation that Mickey created for this company during his many years of service.

Our direction for IMCO is straightforward: excellent products and services, convenience, and value for our investors. We want to enhance our existing services and offer new features to make it easier for you to do business. One example is the USAA Investment Account -- a money management concept, long envisioned by Mickey, that we're now building. The account will allow you to hold both USAA mutual funds and brokerage investments in one consolidated account. This will give you one account number for all your investments, one consolidated statement, and overall simplicity and convenience for your money management.

I have always believed that strong investment performance, coupled with USAA's commitment to world-class service, will serve the needs of our investors. All of us at IMCO will work diligently to continue to make this happen.

On behalf of IMCO, I thank you for giving us the opportunity to deliver products and services at an exceptional value. I appreciate your support and continued business.

Sincerely,



Christopher W. Claus

PRESIDENT AND
VICE CHAIRMAN OF THE BOARD









INVESTMENT REVIEW


USAA INCOME FUND

OBJECTIVE: Maximum current income without undue risk to principal.

TYPES OF INVESTMENTS: Invests principally in income-producing securities.

--------------------------------------------------------------------------------
                                           1/31/01              7/31/00
--------------------------------------------------------------------------------
  Net Assets                           $1,377.1 Million     $1,273.3 Million
  Net Asset Value Per Share                 $12.13               $11.60
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
--------------------------------------------------------------------------------
   7/31/00 TO 1/31/01       1 YEAR            5 YEARS           10 YEARS
         8.34%(+)           15.46%             6.23%              8.53%
--------------------------------------------------------------------------------
(+) TOTAL  RETURNS  FOR PERIODS OF LESS THAN ONE YEAR ARE NOT  ANNUALIZED.  THIS
    SIX-MONTH RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                      CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Fund, the Lehman Brothers Aggregate Bond Index, and the Lipper Corporate Debt A-Rated Average for the period of 01/31/1991 through 01/31/2001. The data points from the graph are as follows:

               USAA INCOME            LEHMAN BROTHERS         LIPPER CORP. DEBT
                  FUND             AGGREGATE BOND INDEX        A-RATED AVERAGE
              -------------        --------------------       -----------------

01/31/91         $10,000                  $10,000                   $10,000
07/31/91          10,686                   10,463                    10,494
01/31/92          11,600                   11,303                    11,422
07/31/92          12,486                   12,009                    12,214
01/31/93          13,112                   12,543                    12,749
07/31/93          13,983                   13,230                    13,591
01/31/94          14,235                   13,689                    14,115
07/31/94          13,512                   13,242                    13,462
01/31/95          13,819                   13,372                    13,527
07/31/95          15,085                   14,581                    14,803
01/31/96          16,754                   15,638                    15,967
07/31/96          15,957                   15,388                    15,575
01/31/97          16,940                   16,149                    16,367
07/31/97          17,896                   17,045                    17,326
01/31/98          19,002                   17,880                    18,122
07/31/98          19,634                   18,386                    18,598
01/31/99          20,523                   19,324                    19,395
07/31/99          19,714                   18,844                    18,754
01/31/00          19,629                   18,967                    18,788
07/31/00          20,919                   19,968                    19,580
01/31/01          22,664                   21,589                    21,100

DATA FROM 01/31/91 THROUGH 01/31/01.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA INCOME FUND TO THE BROAD-BASED LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LIPPER CORPORATE DEBT A-RATED AVERAGE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX MADE UP OF THE GOVERNMENT/CORPORATE INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX. THE LIPPER CORPORATE DEBT A-RATED AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL CORPORATE DEBT FUNDS A-RATED, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.










MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER: MARGARET "DIDI" WEINBLATT, CFA, APPEARS HERE.]


HOW DID THE FUND PERFORM FROM JULY 31, 2000, TO JANUARY 31, 2001?

The USAA Income Fund participated in the bond market rally. For the six months ending January 31, 2001, the Fund had a total return of 8.34% versus the Lipper Corporate Debt A-Rated Fund category average of 7.45% and the Lehman Brothers Aggregate Bond Index return of 8.12%.

The Fund also had a good year for the calendar year 2000. It had a total return of 13.34% versus the Lehman Brothers Aggregate Bond Index return of 11.63% and the Lipper Corporate Debt A-Rated Fund category average of 9.79%. Lipper Analytical Services ranked the Fund 3 out of 181, 15 out of 114, and 7 out of 45 funds in the Corporate Debt A-Rated Fund category for the one-, five-, and 10-year periods ending January 31, 2001, respectively. Lipper rankings are based on total returns.


SEE THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE AND LEHMAN BROTHERS INDEX DEFINITIONS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


DIVIDENDS

As of January 2001, the Fund's regular monthly dividend per share was increased to 6.6 cents from 6.4 cents, after a special increase to 8.1 cents per share for November and December.

WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THAT PERIOD?

However inauspiciously it began, the six-month period ending January 31, 2001, turned out to be good for bonds. The period began at the end of a Federal Reserve Board (Fed) tightening cycle, which saw the Fed hike interest rates six times between June 1999 and May 2000. As the regulator of the nation's commercial banks, the Fed also pushed banks to tighten lending standards for commercial and industrial loans. The Fed's tightening policies were a reaction to the threat of inflation produced by strong economic growth and rising energy prices. Energy prices doubled in 1999, continued to rise, and peaked in October 2000. Inflation is a bond's worst enemy.

By the end of last year, we began to see the results of the Fed's tightening policy. The triple drag of Fed tightening, higher energy prices, and a falling stock market served to brake the strong economic growth the United States had been experiencing. Fed Chairman Alan Greenspan suggested that economic growth is now "very close to zero." The graph below shows the yields on 30-year and 10-year Treasury securities over the last 18 months. After peaking a year ago in January, bond yields have been trending down. Since bond prices rise as their yields fall, bonds showed strong returns for the period.


                     10- & 30-YEAR U.S. TREASURY BOND YIELDS

A chart in the form of a line graph appears here, illustrating the performance of a 10- and 30-year U.S. Treasury Bond Yields for the period 07/30/1999 through 01/31/2001. The data points from the graph are as follows:

                 10-YEAR        30-YEAR
                 -------        -------
07/30/99          5.90%          6.10%
08/16/99          5.96%          6.09%
08/31/99          5.97%          6.06%
09/15/99          5.92%          6.10%
09/30/99          5.88%          6.05%
10/15/99          6.07%          6.26%
10/29/99          6.02%          6.16%
11/15/99          5.92%          6.02%
11/30/99          6.19%          6.29%
12/15/99          6.24%          6.33%
12/31/99          6.44%          6.48%
01/17/00          6.68%          6.69%
01/31/00          6.67%          6.49%
02/15/00          6.55%          6.25%
02/29/00          6.41%          6.14%
03/15/00          6.29%          6.08%
03/31/00          6.00%          5.83%
04/17/00          6.04%          5.93%
04/28/00          6.21%          5.96%
05/15/00          6.45%          6.15%
05/31/00          6.27%          6.01%
06/15/00          6.05%          5.92%
06/30/00          6.03%          5.90%
07/17/00          6.15%          5.92%
07/31/00          6.03%          5.78%
08/15/00          5.80%          5.71%
08/31/00          5.73%          5.67%
09/15/00          5.84%          5.90%
09/29/00          5.80%          5.89%
10/16/00          5.73%          5.81%
10/31/00          5.75%          5.79%
11/15/00          5.71%          5.77%
11/30/00          5.47%          5.61%
12/15/00          5.18%          5.42%
12/29/00          5.11%          5.46%
01/16/01          5.23%          5.60%
01/31/01          5.11%          5.50%



A slowing economy is good for the bond market, which began to factor in Fed easing, or lowering, of interest rates. In fact, in January the Fed twice lowered interest rates by 0.5% for a total cut of 1%. Fed policy has the most effect on short-term yields. During the six-month period, yields on two-year and five-year Treasury securities dropped by 1.68% and 1.34%, respectively, while yields on 10-year and 30-year Treasury bonds also fell, but by only 0.88% and 0.26%. For the period, five-year and 10-year Treasuries outperformed the 30-year. The Treasury yield curves for the beginning and ending dates are shown in the graph below.


                             HISTORICAL YIELD CURVE

A chart in the form of a line graph appears here, illustrating the yield curve for the period 07/31/2000 through 01/31/2001. The data points from the graph are as follows:

                 07/31/2000        01/31/2001        CHANGE
                 ----------        ----------        ------

3 month              6.19%             4.97%         -1.22%
6 month              6.35%             4.83%         -1.52%
1 year               6.04%             4.59%         -1.45%
2 year               6.28%             4.60%         -1.68%
5 year               6.14%             4.80%         -1.34%
10 year              6.04%             5.15%         -0.89%
30 year              5.79%             5.53%         -0.26%


WHAT WERE YOUR  STRATEGIES  AND  TECHNIQUES  FOR BUYING AND  SELLING  DURING THE
PERIOD?

The market's sentiment toward corporate bonds is measured by the yield spread, which is the difference in the yields of a corporate bond and a comparable-maturity Treasury bond. A narrowing of that spread signals stronger demand, while a widening indicates weakening demand. As the economy weakened through the end of 2000, corporate bonds did not perform as well as Treasury and U.S. agency bonds. Corporate spreads widened until the first Fed interest rate reduction on January 3, 2001. This activity is illustrated by the graph below, which shows yields and yield spreads between Ford Motor Company Global Landmark Security (GlobLS) 7.45% coupon maturing on July 16, 2031, and the Treasury 5.25% coupon maturing on November 15, 2028. The Ford securities issued in July 1999 at a yield spread of 1.4% over the Treasury bond rose to 2.5% more than the Treasury on January 2, 2001, the day before the Fed's surprise first rate cut. That Fed action reversed the direction of the spread, which by the end of January 2001 fell below 2%.


                      HISTORICAL YIELDS AND YIELD SPREADS

A chart in the form of a line graph appears here, illustrating the historical yield and yield spreads between Ford Motor Company Global Landmark Security (GlobLS) 7.45% coupon maturing on July 16, 2031, and the Treasury 5.25% coupon maturing on November 15, 2028 for the period 07/30/1999 through 01/31/2001. The data points from the graph are as follows:

                                 FORD GLOBAL
              TREASURY BOND   LANDMARK SECURITY    SPREAD
              -------------   -----------------    ------

07/30/99          6.19%            7.61%           1.42%
08/31/99          6.24%            7.59%           1.35%
09/30/99          6.24%            7.58%           1.34%
10/29/99          6.32%            7.55%           1.23%
11/30/99          6.45%            7.60%           1.15%
12/31/99          6.62%            7.74%           1.12%
01/31/00          6.55%            7.88%           1.33%
02/29/00          6.29%            7.90%           1.61%
03/31/00          6.01%            7.69%           1.68%
04/28/00          6.17%            7.87%           1.70%
05/31/00          6.22%            8.16%           1.94%
06/30/00          6.11%            7.97%           1.86%
07/31/00          5.96%            7.92%           1.96%
08/31/00          5.82%            8.08%           2.26%
09/29/00          6.02%            8.06%           2.04%
10/31/00          5.92%            8.11%           2.19%
11/30/00          5.71%            8.16%           2.45%
12/29/00          5.55%            7.96%           2.41%
01/31/01          5.58%            7.53%           1.95%


As the economy showed signs of weakening, we kept our overweight position in U.S. agency mortgage-backed securities to maintain a high credit quality portfolio that would perform well in a recession. However, we believe that the current interest rate easing cycle creates a favorable environment for corporate bonds. On the other hand, falling interest rates hurt mortgage-backed securities, whose price increases lag as mortgage prepayments increase. Thus, we are selling mortgage-backed securities and replacing them with agency or corporate bonds that are not subject to prepayments. Also, we are extending the duration of the portfolio.

Our team of credit analysts closely monitors our holdings in corporate bonds and real estate investment trust (REIT) preferred stocks. Our analysts scrutinize each company's credit fundamentals and follow economic trends that will affect them. Our team of traders closely monitors market conditions to find the best values in the market.

WHAT IS THE OUTLOOK?

In Fed Chairman Greenspan's own words, economic growth is now "very close to zero." Now the issue is whether tighter lending standards by commercial banks, combined with higher energy prices (especially in California), will slow U.S. economic growth enough to cause a hard landing instead of a soft landing. The Fed's current easing policy should help bonds. Corporate bonds could perform well if Fed easing prevents a drastic slowing of the economy that could lead to recession.

Speaking for our team of portfolio manager, traders, and credit analysts, it's a privilege to be given the opportunity to serve you. Thank you for your confidence and support.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



  ------------------------------------------------------------
                        TOP 10 SECURITIES
  ------------------------------------------------------------
                              COUPON RATE %    % OF NET ASSETS
                              -------------    ---------------
  FNMA                            7.50%             11.6%
  GNMA                            7.50              11.5
  GNMA                            6.00               9.1
  GNMA                            7.00               8.1
  U.S. Treasury Bond              5.25               6.4
  GNMA                            6.50               5.7
  U.S. Treasury Inflation-
    Indexed Note                  3.88               4.7
  General Electric
    Capital Corp., MTM            7.25               1.9
  Kellogg Co., Foreign Debt
    Securities                    6.63               1.8
  Citigroup, Inc., Global
    Senior Notes                  6.50               1.8
  ------------------------------------------------------------


YOU  WILL  FIND A  COMPLETE LIST OF THE SECURITIES THAT THE FUND OWNS  ON  PAGES
9-12.









USAA INCOME FUND
PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)


  PRINCIPAL                                                                             MARKET
   AMOUNT                                                     COUPON                     VALUE
   (000)                    SECURITY                           RATE      MATURITY        (000)
-------------------------------------------------------------------------------------------------

                          CORPORATE OBLIGATIONS (24.5%)
 $  8,000   Associates Corp. of North America, Senior Notes    6.25%    11/01/2008    $     7,892
   10,000   Bank One Corp., Bonds                              7.88      8/01/2010         10,782
    5,000   Caliber Systems, Inc., Notes                       7.80      8/01/2006          5,059
   25,000   Citigroup, Inc., Global Senior Notes               6.50      1/18/2011         25,122
    4,900   Consolidated Rail Corp., Debentures                9.75      6/15/2020          5,814
   17,000   Cummins Engine Co., Inc., MTN, Series A            6.45      3/01/2005         15,342
   15,000   DaimlerChrysler NA Holding, Global Debentures      8.00      6/15/2010         15,572
   15,000   First Union Corp., Subordinated Notes              7.50      7/15/2006         15,605
   20,000   Fleet Boston, MTN                                  6.38      4/15/2008         19,742
   25,000   General Electric Capital Corp., MTN                7.25      5/03/2004         26,175
   20,000   Household Finance Corp., Notes                     7.25      5/15/2006         20,743
   10,000   MBNA Corp., MTN                                    6.75      3/15/2008          9,601
   20,000   Merrill Lynch & Co., MTN, Series B                 6.00     10/11/2005         19,927
    5,000   MGM Grand Inc., Senior Callable Bond               6.95      2/01/2005          4,953
   10,000   MGM Mirage Resorts, Inc., Senior Notes             7.25     10/15/2006          9,953
   20,000   Phillips Petroleum Co., Notes                      8.75      5/25/2010         23,108
   15,000   Post Apartment Homes LP, Bonds                     7.70     12/20/2010         15,347
   15,000   ServiceMaster Co., Notes                           8.45      4/15/2005         14,865
      665   TriNet Corporate Realty Trust, Inc., Dealer
              Remarketed Securities                            6.75      3/01/2013            628
    5,000   TriNet Corporate Realty Trust, Inc., Notes         7.95      5/15/2006          4,544
    9,000   Verizon Global Funding Corp., Notes                7.25     12/01/2010          9,458
   15,000   Washington Mutual, Inc., Subordinated Notes        8.25      4/01/2010         16,160
   15,000   Waste Management Technologies, Inc., Notes         7.00     10/15/2006         14,896
    9,000   Wells Fargo & Co., Subordinated Notes              6.88      4/01/2006          9,253
   16,750   Yosemite Security Trust I, Bonds (a)               8.25     11/15/2004         17,522
-------------------------------------------------------------------------------------------------
            Total corporate obligations (cost: $328,613)                                  338,063
-------------------------------------------------------------------------------------------------

                       EURODOLLAR AND YANKEE OBLIGATIONS (3.7%)
   25,000   Kellogg Co., Foreign Debt Securities               6.63      1/29/2004         25,145
   10,000   Province of Quebec, Debentures                     6.50      1/17/2006         10,323
   15,000   Province of Quebec, Global Debentures              7.00      1/30/2007         15,806
-------------------------------------------------------------------------------------------------
            Total eurodollar and yankee obligations (cost: $49,130)                        51,274
-------------------------------------------------------------------------------------------------

                        U.S. GOVERNMENT & AGENCY ISSUES (60.1%)
            FEDERAL NATIONAL MORTGAGE ASSN. (13.7%)
   19,000   6.625%, 11/15/2030                                                             20,130
    7,762   7.00%, 10/01/2022 - 4/01/2023                                                   7,893
  156,361   7.50%, 9/01/2022 - 8/01/2030                                                  160,342
-------------------------------------------------------------------------------------------------
                                                                                          188,365
-------------------------------------------------------------------------------------------------

            GOVERNMENT NATIONAL MORTGAGE ASSN. (34.5%)
  127,249   6.00%, 8/15/2028 - 10/15/2028                                                 125,010
   78,923   6.50%, 6/15/2023 - 5/15/2028                                                   79,093
  110,160   7.00%, 5/15/2023 - 7/15/2029                                                  112,131
  154,560   7.50%, 7/15/2023 - 8/15/2029                                                  158,960
-------------------------------------------------------------------------------------------------
                                                                                          475,194
-------------------------------------------------------------------------------------------------
            U.S. TREASURY BONDS (6.4%)
   92,571   5.25%, 11/15/2028                                                              88,055
-------------------------------------------------------------------------------------------------
            U.S. TREASURY INFLATION INDEXED NOTES (4.7%)
   62,633   3.875%, 1/15/2009                                                              64,335
-------------------------------------------------------------------------------------------------
            OTHER U.S. GOVERNMENT AGENCIES (0.8%)
   10,000   Tennessee Valley Authority, Global Note,
              Power Bond Series G, 7.125%, 5/01/2030                                       11,261
-------------------------------------------------------------------------------------------------
            Total U.S. government & agency issues (cost: $814,030)                        827,210
-------------------------------------------------------------------------------------------------

   NUMBER
 OF SHARES
------------
                                STOCKS (10.1%)

                                 COMMON (0.3%)
  230,000   Nationwide Health Properties, Inc. (cost: $2,359)                               3,602
-------------------------------------------------------------------------------------------------

                               PREFERRED (9.8%)
   57,846   Archstone Communities Trust depositary shares "B",
              9.00% cumulative redeemable                                                   1,450
  483,800   Avalon Bay Communities, Inc., "C", 8.50% cumulative redeemable                 12,289
  421,240   Avalon Bay Communities, Inc., "D", 8.00% cumulative redeemable                 10,278
  103,107   Avalon Bay Communities, Inc., "F", 9.00% cumulative redeemable                  2,510
  444,526   Avalon Bay Communities, Inc., "G", 8.96% cumulative redeemable                 10,935
  211,268   Duke-Weeks Realty Corp., Inc. depositary shares "A",
              9.10% cumulative redeemable                                                   5,347
  332,655   Equity Office Properties Trust depositary shares "A",
              8.98% cumulative redeemable                                                   8,553
   40,000   Equity Residential Properties Trust depositary shares "B",
              9.125% cumulative redeemable                                                  1,036
  575,000   Equity Residential Properties Trust depositary shares "C",
              9.125% cumulative redeemable                                                 15,151
  115,300   Equity Residential Properties Trust depositary shares "F",
              9.65% cumulative redeemable                                                   2,894
  142,500   Equity Residential Properties Trust depositary shares "K",
              8.29% cumulative redeemable                                                   7,018
  452,600   First Industrial Realty Trust, Inc. depositary shares "B",
              8.75% cumulative redeemable                                                  10,930
  412,000   Gables Residential Trust "A", 8.30% cumulative redeemable                       9,455
  250,000   Post Properties, Inc. "A", 8.50% cumulative redeemable                         12,000
  194,660   Prologis Trust, Inc. "A", 9.40% cumulative redeemable                           4,828
  338,500   Prologis Trust, Inc. "C", 8.54% cumulative redeemable                          15,148
  200,000   Shurgard Storage Centers, Inc. "B", 8.80% cumulative redeemable                 5,000
-------------------------------------------------------------------------------------------------
            Total preferred (cost: $139,196)                                              134,822
-------------------------------------------------------------------------------------------------
            Total stocks (cost: $141,555)                                                 138,424
-------------------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
   (000)
------------

                         MONEY MARKET INSTRUMENT (0.7%)
   $9,382   Wheels, Inc., CP, (a),(b) 6.60%, 2/01/2001 (cost: $9,382)                       9,382
-------------------------------------------------------------------------------------------------
            Total investments (cost: $1,342,710)                                       $1,364,353
=================================================================================================


                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            U.S. Government                                     60.1%
            Real Estate Investment Trusts                       11.5
            Finance - Diversified                                3.7
            Banks - Major Regional                               3.6
            Foreign Government                                   1.9
            Foods                                                1.8
            Banks - Money Center                                 1.7
            Oil - Domestic Integrated                            1.7
            Finance - Consumer                                   1.5
            Investment Banks/Brokerage                           1.5
            Natural Gas Utilities                                1.3
            Savings & Loan Holding Co.                           1.2
            Automobiles                                          1.1
            Gaming Companies                                     1.1
            Heavy-Duty Trucks & Parts                            1.1
            Services - Commercial & Consumer                     1.1
            Waste Management                                     1.1
            Other                                                2.1
                                                                ----
            Total                                               99.1%
                                                                ====









USAA INCOME FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

(b) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.


PORTFOLIO DESCRIPTION ABBREVIATIONS

     CP   Commercial Paper
     MTN  Medium-Term Note



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.








USAA INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JANUARY 31, 2001
(UNAUDITED)


ASSETS

   Investments in securities, at market value (identified cost of $1,342,710)   $1,364,353
   Cash                                                                                719
   Receivables:
      Capital shares sold                                                            1,763
      Dividends and interest                                                        11,444
                                                                                ----------
         Total assets                                                            1,378,279
                                                                                ----------
LIABILITIES

   Capital shares redeemed                                                             622
   USAA Investment Management Company                                                  277
   USAA Transfer Agency Company                                                        138
   Accounts payable and accrued expenses                                               189
                                                                                ----------
         Total liabilities                                                           1,226
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,377,053
                                                                                ==========

REPRESENTED BY

   Paid-in capital                                                              $1,391,354
   Accumulated undistributed net investment income                                   1,989
   Accumulated net realized loss on investments                                    (37,933)
   Net unrealized appreciation of investments                                       21,643
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,377,053
                                                                                ==========
   Capital shares outstanding                                                      113,517
                                                                                ==========
   Authorized shares of $.01 par value                                             270,000
                                                                                ==========
   Net asset value, redemption price, and offering price per share              $    12.13
                                                                                ==========




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001
(UNAUDITED)



NET INVESTMENT INCOME

   Income:
      Dividends                                            $  6,200
      Interest                                               41,575
                                                           --------
         Total income                                        47,775
                                                           --------
   Expenses:
      Management fees                                         1,584
      Transfer agent's fees                                     847
      Custodian's fees                                           97
      Postage                                                   135
      Shareholder reporting fees                                 31
      Directors' fees                                             2
      Registration fees                                          46
      Professional fees                                          27
      Other                                                      14
                                                           --------
         Total expenses                                       2,783
                                                           --------
            Net investment income                            44,992
                                                           --------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS

   Net realized loss                                         (4,874)
   Change in net unrealized appreciation/depreciation        65,826
                                                           --------
            Net realized and unrealized gain                 60,952
                                                           --------
Increase in net assets resulting from operations           $105,944
                                                           ========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001,
AND YEAR ENDED JULY 31, 2000
(UNAUDITED)




                                                        1/31/2001    7/31/2000
                                                        -----------------------
FROM OPERATIONS

   Net investment income                                $   44,992   $   89,425
   Net realized loss on investments                         (4,874)     (32,061)
   Change in net unrealized appreciation/depreciation
      of investments                                        65,826       16,788
                                                        -----------------------
      Increase in net assets resulting from operations     105,944       74,152
                                                        -----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net investment income                                   (46,496)     (85,949)
                                                        -----------------------
   Net realized gains                                           -        (3,306)
                                                        -----------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                90,926      142,642
   Reinvested dividends                                     36,026       70,219
   Cost of shares redeemed                                 (82,628)    (339,874)
                                                        -----------------------
      Increase (decrease) in net assets from
         capital share transactions                         44,324     (127,013)
                                                        -----------------------
Net increase (decrease) in net assets                      103,772     (142,116)

NET ASSETS

   Beginning of period                                   1,273,281    1,415,397
                                                        -----------------------
   End of period                                        $1,377,053   $1,273,281
                                                        =======================

ACCUMULATED UNDISTRIBUTED
    NET INVESTMENT INCOME

   End of period                                        $    1,989   $    3,472
                                                        =======================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                               7,649       12,364
   Shares issued for dividends reinvested                    3,049        6,124
   Shares redeemed                                          (6,983)     (29,634)
                                                        -----------------------
         Increase (decrease) in shares outstanding           3,715      (11,146)
                                                        =======================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME FUND
NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2001
(UNAUDITED)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this semiannual report pertains only to the USAA Income Fund (the Fund). The Fund's investment objective is maximum current income without undue risk to principal. USAA Investment Management Company (the Manager) attempts to achieve this objective by investing the Fund's assets primarily in income-producing securities.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

2. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

3. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

4. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to increase paid-in capital by $1,530,000, decrease accumulated undistributed net investment income by $1,505,000, and increase accumulated net realized loss on investments by $25,000.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million -- $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the funds had two agreements with CAPCO -- $250 million committed and $500 million uncommitted.

Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2001.

(3) DISTRIBUTIONS

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $31,993,000, which will expire in 2008-2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2001, were $246,744,000 and $191,275,000, respectively.

The cost of securities for federal income tax purposes is $1,342,223,000.

Gross unrealized appreciation and depreciation of investments as of January 31, 2001, for tax purposes, were $35,187,000 and $13,057,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.24% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(7) NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, which is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective August 1, 2000. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ending January 31, 2001, interest income increased by $659,000, net realized loss on investments increased by $21,000, and the change in net unrealized appreciation/depreciation of investments decreased by $638,000. In addition, the Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $1,526,000 to reflect the cumulative effect of this change up to the date of adoption.


(8) FINANCIAL HIGHLIGHTS

Per-share operating performance for a share outstanding throughout each period is as follows:


                                  SIX-MONTH
                                PERIOD ENDED
                                 JANUARY 31,                           YEAR ENDED JULY 31,
                                ------------------------------------------------------------------------------------------
                                    2001               2000          1999           1998           1997           1996
                                ------------------------------------------------------------------------------------------
Net asset value at
   beginning of period          $    11.60         $    11.70     $    12.88     $    12.54     $    11.97     $    12.11
Net investment income                  .41(b)             .78            .80            .85            .83            .83
Net realized and
   unrealized gain (loss)              .54(b)            (.10)          (.72)           .33            .57           (.13)
Distributions from net
   investment income                  (.42)              (.75)          (.80)          (.84)          (.83)          (.84)
Distributions of realized
   capital gains                       -                 (.03)          (.46)           -              -              -
                                -----------------------------------------------------------------------------------------
Net asset value at
   end of period                $    12.13         $    11.60     $    11.70     $    12.88     $    12.54     $    11.97
                                =========================================================================================
Total return (%)*                     8.34               6.11            .40           9.72          12.15           5.78
Net assets at
   end of period (000)          $1,377,053         $1,273,281     $1,415,397     $1,751,574     $1,662,981     $1,737,306
Ratio of expenses to
   average net assets (%)              .42(a)             .42            .38            .38            .39            .40
Ratio of net investment
   income to average
   net assets (%)                     6.81(a),(b)        6.78           6.31           6.62           6.76           6.64
Portfolio turnover (%)               14.81              24.68          54.02          47.35          57.50          81.26



 * ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS DURING THE PERIOD.
(a) ANNUALIZED. THE RATIO IS NOT NECESSARILY INDICATIVE OF 12 MONTHS OF OPERATIONS.
(b) WITHOUT THE ADOPTION OF THE CHANGE IN AMORTIZATION METHOD DISCUSSED IN NOTE 7, NEW ACCOUNTING PRONOUNCEMENT, THESE AMOUNTS WOULD HAVE BEEN:

    Net investment income     $.40
    Net realized and
       unrealized gain        $.55
    Ratio of net investment
       income to average
       net assets (%)         6.71










DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                         LEGAL COUNSEL
USAA Shareholder Account Services      Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road               Exchange Place
San Antonio, Texas 78288               Boston, Massachusetts 02109

CUSTODIAN                              INDEPENDENT AUDITORS
State Street Bank and Trust Company    KPMG LLP
P.O. Box 1713                          112 East Pecan, Suite 2400
Boston, Massachusetts 02105            San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS             INTERNET ACCESS
Call toll free - Central Time          USAA.COM(Registered TradeMark)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from  any  phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(Registered TradeMark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777





[USAA LOGO APPEARS HERE.]  WE KNOW WHAT IT MEANS TO SERVE.(REGISTERED TRADEMARK)
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                            INSURANCE - BANKING - INVESTMENTS - MEMBER SERVICES